As filed with the Securities and Exchange Commission on September __, 2001
                                                    Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                         UnderThe Securities Act of l933

                               CEL-SCI CORPORATION

               (Exact name of issuer as specified in its charter)

                     Colorado                             84-0916344
     --------------------------------------              ----------
         (State or other jurisdiction of              (I.R.S. Employer
         incorporation or organization)               Identification No.)

               8229 Boone Blvd., Suite 802
               Vienna, Virginia                                22182
         ----------------------------------                 -----------
       (Address of Principal Executive Offices)             (Zip Code)

                          Incentive Stock Option Plans
                        Non-Qualified Stock Option Plans
                                Stock Bonus Plans
                       -------------- -------------------
                              (Full Title of Plan)

                                Geert R. Kersten
                               CEL-SCI Corporation
                           8229 Boone Blvd., Suite 802
                             Vienna, Virginia 22182
                    -------------- ------------------------
                     (Name and address of agent for service)

                                 (703) 506-9460
                    ---------------------- ----------------
          (Telephone number, including area code, of agent for service)

Copies of all communications, including all communications sent to agent for service to:

                              William T. Hart, Esq.
                                 Hart & Trinen
                             l624 Washington Street
                             Denver, Colorado 80203
                                 (303) 839-0061

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

                                          Proposed      Proposed
Title of                                   maximum       maximum
securities                  Amount        offering      aggregate   Amount of
 to be                      to be           price       offering   registration
registered               registered (1)  per share (2)    price        fee
--------------------------------------------------------------------------------

Common stock issuable       500,000        $1.33      $665,000       $176
pursuant to 2001
Incentive Stock Option Plan

Common stock issuable     2,500,000        $1.33     3,325,000        878
pursuant to 2001
Non-Qualified Stock Option
Plan

Common Stock issuable       200,000        $1.33       266,000         70
                                                       -------    -------
pursuant to 2001 Stock
Bonus Plan
                                                    $4,256,000     $1,124
                                                    ==========    =======

------------------------------------------------------------------------------

(1) This Registration Statement also covers such additional number of shares, presently undeterminable, as may become issuable under the Stock Bonus Plans in the event of stock dividends, stock splits, recapitalizations or other changes in the Company's common stock. The shares subject to this Registration Statement are shares granted pursuant to the Company's Stock Bonus Plans all of which may be reoffered in accordance with the provisions of Form S-8.

(2) Varied, but not less than the fair market value on the date that the options were or are granted. Pursuant to Rule 457(g), the proposed maximum offering price per share and proposed maximum aggregate offering price are based upon closing price of the Company's common stock on September 18, 2001.

                               CEL-SCI CORPORATION

              Cross Reference Sheet Required Pursuant to Rule 404

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

          (NOTE: Pursuant to instructions to Form S-8, the Prospectus described below is not filed with this Registration Statement.)

Item
 No.     Form S-8 Caption                             Caption in Prospectus
----     ----------------                             ---------------------

  1.     Plan Information

         (a)  General Plan Information         Stock Option and Bonus Plans

         (b)  Securities to be Offered         Stock Option and Bonus Plans

         (c)  Employees who may Participate    Stock Option and Bonus Plans
              in the Plan

         (d) Purchase of Securities Pursuant Stock Option and Bonus Plans to the Plan and Payment for Securities Offered

         (e)  Resale Restrictions              Resale of Shares by Affiliates

         (f)  Tax Effects of Plan              Stock Option and Bonus Plans
              Participation

         (g)  Investment of Funds              Not Applicable.

         (h)  Withdrawal from the Plan;        Other Information Regarding the
              Assignment of Interest           Plans

         (i)  Forfeitures and Penalties        Other Information Regarding the
                                               Plans

         (j)  Charges and Deductions and       Other Information Regarding the
              Liens Therefore                  Plans

2. Registrant Information and Employee       Available Information,
         Plan Annual Information             Documents Incorporated by Reference

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 3 - Incorporation of Documents by Reference

The following documents filed by the Company with the Securities and Exchange Commission are incorporated by reference in this Registration Statement: Annual Report on Form l0-K for the year ending September 30, 2000, reports on Form 10-Q for the quarters ending March 31, 2001 and June 30, 2001, Proxy Statement relating to the Company's March 22, 2001 Annual Meeting of Shareholders, Post-Effective Amendment No. 2 to the Company's registration statement on Form S-3 (File No. 333-34604) and Post-Effective Amendment No. 1 to the Company's registration statement on Form S-3 (File No. 333-94675). All reports and documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement of which this Prospectus is a part which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and to be a part thereof from the date of filing of such reports or documents.

Item 4 - Description of Securities

         Not required.

Item 5 - Interests of Named Experts and Counsel

         Not Applicable.

Item 6 - Indemnification of Directors and Officers

The Bylaws of the Company provide in substance that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person to the full extent permitted by the laws of the state of Colorado; and that expenses incurred in defending any such civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the Company unless it shall ultimately be determined that such person is entitled to be indemnified by the Company as authorized in the Bylaws.

Item 7 - Exemption for Registration Claimed

    Not Applicable

Item 8 - Exhibits

4    - Instruments Defining Rights of
       Security Holders

   (a) - Common Stock                       Incorporated by reference to Exhibit
                                            4(a) of the Company's Registration
                                            Statements on Form S-l, File Nos.
                                            2-85547-D and 33-7531.

   (b) - 2001 Incentive Stock Option Plan   __________________________________

   (c) - 2001 Non-Qualified Stock Option    __________________________________
        Plan

   (d) - 2001 Stock Bonus Plan              __________________________________

5 - Opinion Regarding Legality              __________________________________

 l5 - Letter Regarding Unaudited Interim
    Financial Information                        None

 23 - Consent of Independent Public
        Accountants and Attorneys           __________________________________

 24 - Power of Attorney                     Included in the signature page of
                                            this Registration Statement

  99 - Additional Exhibits
    (Re-Offer Prospectus)                   __________________________________

Item 9 - Undertakings

    (a)  The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section l0(a)(3) of the Securities Act of l933;

         (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

               Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section l3 or Section l5(d) of the Securities Act of l934

              (2) That, for the purpose of determining any liability under the Securities Act of l933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of l933, each filing of the registrant's Annual Report pursuant to Section l3(a) or Section l5(d) of the Securities Exchange Act of l934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section l5(d) of the Securities Exchange Act of l934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Maximilian de Clara and Geert R. Kersten, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes or substitute may lawfully do or cause to be done by virtue hereof.
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of l933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Vienna, State of Virginia, on September 17, 2001.

                               CEL-SCI CORPORATION

                               By:  /s/ Maximilian de Clara
                                 ------------------------------------
                                   MAXIMILIAN DE CLARA, PRESIDENT

         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                   Date

/s/ Maximilian de Clara           Director and President   September 17, 2001
---------------------------
Maxamilian de Clara

/s/ Geert R. Kersten              Director, Principal      September 17, 2001
-------------------------         Financial Officer and
Geert R. Kersten                  Chief Executive Officer

/s/ Alexander G. Esterhazy        Director                 September 17, 2001
----------------------------
Alexander G. Esterhazy


/s/ C. Richard Kinsolving         Director                September 17, 2001
---------------------------
C. Richard Kinsolving

                           FORM S-8CEL-SCI Corporation
                                8229 Boone Blvd.
                                    Suite 802
                             Vienna, Virginia 22182


                                    EXHIBITS

Exhibits  4  - Instruments Defining Rights
               of Security Holders

   (a) - Common Stock                        Incorporated by reference to
                                             Exhibit 4(a) of the Company's
                                             Registration Statements on Form
                                             S-l, File Nos. 2-85547-D and
                                             33-7531.

   (b) - 2001 Incentive Stock Option Plan    _________________________________

   (c) - 2001 Non-Qualified Stock Option
        Plan                                 _________________________________

   (d) - 2001 Stock Bonus Plan               _________________________________

  5 - Opinion Regarding Legality             _________________________________

 l5 - Letter Regarding Unaudited Interim
    Financial Information                        None

 23 - Consent of Independent Public
        Accountants and Attorneys            __________________________________

 24 - Power of Attorney                     Included in the signature page
                                            of this Registration Statement

99  - Additional Exhibits
      (Re-Offer Prospectus)                  __________________________________